UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 6, 2025
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INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	765-5500
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
As previously disclosed in 2024, effective January 1, 2025, International Flavors & Fragrances Inc. (“IFF” or the “Company”) implemented a reorganization of its internal structure, which impacted the way the CODM, the Chief Operating Decision Maker, allocates resources and assesses financial performance. As a result, the Company has updated its reportable segments beginning with the first quarter of 2025.
Specifically, the former Nourish segment has been separated into two new reportable segments: Taste and Food Ingredients. The Taste segment (formerly the Flavors business within Nourish) includes flavor compounds and natural taste solutions used in food and beverage applications. The Food Ingredients segment (formerly the Ingredients business within Nourish) includes a broad portfolio of natural and plant-based specialty ingredients that provide texturizing and food protection capabilities, as well as soy and pea protein solutions, emulsifiers, and sweeteners.
In addition, immaterial business transfers occurred between Food Ingredients and Pharma Solutions, and between Health & Biosciences and Taste. Accordingly, the Company’s reportable segments as of Q1 2025 are: Taste, Food Ingredients, Health & Biosciences, Scent, and Pharma Solutions.
The Company also adjusted its corporate cost allocations to align with the new organizational structure and updated operating model, consistent with how the CODM assesses performance effective January 1, 2025.
To assist investors with historical comparisons, unaudited financial information for fiscal year 2024 has been recast to reflect the new segment structure and updated operating model. This information is included in Exhibit 99.1. The Company has not yet presented interim segment expense disclosures under ASU 2023-07 – Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which becomes effective for interim periods within fiscal years beginning after December 15, 2024.
This Form 8-K and the accompanying Exhibit 99.1 do not restate any previously filed financial statements, nor do they reflect any subsequent events or adjustments, other than those necessary to reflect the segment reorganization and related changes. This information should be read in conjunction with the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended December 31, 2024, filed with the Securities and Exchange Commission.
The information contained in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Recast Unaudited Historical Segment Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
By:	/s/ Michael DeVeau
Name:	Michael DeVeau
Title:	Executive Vice President, Chief Financial Officer
Dated:	May 6, 2025